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EXHIBIT 10.9

PROVINCE OF BRITISH COLUMBIA  Ministry of Energy Mines and Petroleum
                              Resources

            RECORD OF 2 POST CLAIM - MINERAL TENURE ACT
                            (Section 24)
_______________________________         _____________________________
Mining Division                         Tenure No.
_______________________________         _____________________________
Gold Commissioner                       Date of Record
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                APPLICATION TO RECORD A 4 POST CLAIM

     I, Gerard Gallissant, Name of Locator, 783 MacCleave Avenue, Penticton, British Columbia V2A 3C4, (604) 492-2959, Client No. 109141, Agent for Hugh Grenfal, 3337 West 30th Avenue, Vancouver, British Columbia V6S 1W3, Client No. 110359, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 82E/4E, in the Osoyoos Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     From Osoyoos, travel west on highway 3 for 11km. Turn at the Mt. Kobau forestry road, turn north and travel for 20km to the radio tower. The legal post is located 2400 metres west and 900 metres south of Mt. Kobau.

GPS co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information on reverse.

                          TAG INFORMATION

     I have affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1) to the initial post and impressed this information on the tag:

TAG NO. 681271 M INITIAL POST (No. 1)

CLAIM NAME          MAK 9
LOCATOR             Gerard Gallissant
AGENT FOR           HUGH GRENFAL
DATE COMMENCED      AUGUST 28, 1999
TIME                16:07
DIR. TO F.P.        240 degrees
METRES TO RIGHT     ___________
METRES TO LEFT      500


"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

     I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post") and impressed this information on the tag:






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CLAIM NAME          MAK 9
LOCATOR             Gerard Gallissant
AGENT FOR           HUGH GRENFAL
DIST. FROM I.P.     500 metres
DATE COMPLETED      AUGUST 28, 1999
TIME COMPLETED      17:36

If a witness post was placed for final post: Bearing and distance from witness post to the true position of the final corner post, exactly as written on the witness post: _____ degrees, _____ metres.


                           ACKNOWLEDGMENT

     I have complied with all of the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final post (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I located this claim, and this information is true and correct.

/s/ Gerard Gallissant
Signature of Locator

SEAL

RECEIVED
GOVERNMENT AGENT
PENTICTON
SEP - 7 1999
Not an Official Receipt
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